Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

        (1)   Underwriting Agreement


                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NATIONAL DATA CORPORATION
                                           -------------------------
                                                 Registrant


                                           By: /s/ E. Michael Ingram
                                            ________________________

                                              E. Michael Ingram
                                            General Counsel and Secretary


Dated:  June 13, 1995